Exhibit 23



INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statements No. 33-39874, No. 33-49720, No. 33-49722, No. 33-67830 and No. 33-82102 of Kinnard
Investments,  Inc.  on Form S-8 of our  report  dated  January  30,  1997 on the consolidated financial statements of Kinnard Investments, Inc., appearing in this Annual Report on Form 10-K of Kinnard Investments, Inc. and its subsidiaries for the year ended December 31, 1996.


                                     /s/    Deloitte & Touche  LLP

Minneapolis, Minnesota
March 20, 1997